FTVIP P-1 07/13

SUPPLEMENT DATED JULY 24, 2013

TO THE PROSPECTUSES DATED MAY 1, 2013

OF

FRANKLIN INCOME SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES Fund

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The “Fund Summaries – Portfolio Managers” section on page FI-S5 is revised to read as follows:

Portfolio Managers

EDWARD D. PERKS, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2002.

MATTHEW QUINLAN Portfolio Manager of Advisers and portfolio manager of the Fund since December 2012.

ALEX W. PETERS, CFA Vice President of Advisers and portfolio manager of the Fund since December 2012.

CHARLES B. JOHNSON Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 1989.

II. The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FI-D9 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

EDWARD D. PERKS, CFA Senior Vice President of Advisers

Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW QUINLAN Portfolio Manager of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX W. PETERS, CFA Vice President of Advisers

Mr. Peters has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON Portfolio Manager of Investment Counsel

Mr. Johnson has been a portfolio manager of the Fund since 1989, providing research, advice and portfolio risk assessment on the Fund's investment portfolio. He joined Franklin Templeton Investments in 1957.

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III. The “Fund Details – Principal Risks” section beginning on page TD-D3 for the Templeton Developing Markets Securities Fund is amended to add the following:

Participatory Notes

Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. In addition, the Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

IV. The fifth paragraph of the “Fund Details - Principal Investment Policies and Practices" section on page TF-D1 for the Templeton Foreign Securities Fund is amended as follows:

The Fund may also buy and sell (write) exchange traded and over-the-counter equity call options on individual securities held in its portfolio in an amount up to 10% of its net assets, to generate additional income for the Fund. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. For example, the Fund may write an option with a strike price that is generally equal to the price target at which the investment manager would sell (in the case of a call option) a particular stock, and in return the Fund would earn a premium from the buyer of the option. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

Please keep this supplement for future reference.